-----------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                            Reported): March 23, 2000



                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                     333-91561             41-1955181
----------------------------          -------------         --------------
(State or Other Jurisdiction          (Commission         (I.R.S. Employer
     of Incorporation)                 File Number)      Identification No.)



        8400 NORMANDALE LAKE BOULEVARD, SUITE 600, MINNEAPOLIS, MN 55437
        ----------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (612) 832-7000
                                 ----- --------

          (Former name or former address, if changed since last report)

                         Exhibit Index located on Page 5

-----------------------------------------------------------------

Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

ITEM 5.    OTHER EVENTS.*
----       ------------

FILING OF CERTAIN MATERIALS

      Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Residential Asset Mortgage Products, Inc. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its GMACM Home Loan Trust 2000-HLTV1, GMACM Home Loan-Backed Term Notes, Series 2000-HLTV1 (the "Notes").

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

      The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1999 and 1998, and for each of the years in the three year period ended December 31, 1999, included in the Current Report on Form 8-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 13, 2000), are hereby incorporated by reference in
(i) this Current Report on Form 8-K; (ii) the registration statement (No.333-91561) of the Registrant (the "Prospectus"); and (iii) the Prospectus Supplement for GMACM Home Loan-Backed Term Notes, Series 2000-HLTV1, and shall be deemed to be a part hereof.



----------------------------

* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated February 22 and the prospectus supplement dated March 23, 2000 (collectively, the "Prospectus"), of Residential Asset Mortgage Products, Inc., relating to its GMACM Home Loan Trust 2000-HLTV1, GMACM Home Loan-Backed Term Notes, Series 2000-HLTV1.
-------------------------------------------------------------------------------

Item 7.  Financial Statements and Exhibits

         INFORMATION AND EXHIBITS.
         ------------------------

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

      23.1 Consent of KPMG LLP, independent auditors of Ambac Assurance Corporation and subsidiaries ("Ambac") with respect to (a) the incorporation by reference in the Prospectus and Prospectus Supplement of their report dated January 21, 2000 on the audit of the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1999 and 1998 and for each of the years in the three-year period ended December 31, 1999 and (b) with respect to the reference to their firm under the caption "Experts" in the Prospectus Supplement.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               RESIDENTIAL ASSET MORTGAGE
                               PRODUCTS, INC.



                           By: /S/ PATRICIA C. TAYLOR
                               ----------------------
                               Patricia C. Taylor
                               Vice President

Dated:  March 24, 2000

                                  EXHIBIT INDEX

EXHIBIT                                                        PAGE

23.1       Consent of KPMG LLP                                   6